Originated by: Aon Premium Finance

FLATIRON CAPITAL

PREMIUM FINANCE AGREEMENT
SECURITY AGREEMENT, DISCLOSURE STATEMENT AND LIMITED POWER OF ATTORNEY

"LENDER"

Flatiron Capital
1700 Lincoln St. 12th Floor
Denver, CO 80203

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FLATIRON CAPITAL
DEPT 2195
DENVER, CO 80271-2195

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☑ COMMERCIAL
☐ RENEWAL

PHONE: 800-800-2767 FAX: 800-813-8428

QUOTE NUMBER 261675

PRODUCER (Insurance Agent/Broker) NAME, ADDRESS and PHONE NUMBER	BORROWER (Insured) NAME, ADDRESS, and PHONE NUMBER	☐ BORROWER in Bankruptcy Chapter 7 11 13
Aon Risk Services Central Inc - Philadelphia One Liberty Place 1650 Market Street Philadelphia, PA 19103 215-255-2000 AGENT NO. 311209	Leatt Corporation 26320 Diamond Place Unit 130 Santa Clarita, CA 91350 661-287-6612	BORROWER SSN/FEIN

1. SCHEDULE OF FINANCED POLICIES

NAME OF INSURANCE COMPANY AND GENERAL AGENT	TYPE OF POLICY	POLICY NUMBER	EFFECTIVE DATE	MIN EARNED (%)	SUBJECT TO AUDIT?	POLICY TERM (months)	PREMIUM (1) FIN TXS/FEES (2) NON-FIN TXS/FEES (3)
7727 Lexington Ins Co (Chartis AIG)	GL	TBD	10/1/2011	35%	✓	12	$938,198.00 $28,145.94 $2,345.50

2. CERTAIN FINANCIAL TERMS

A	-B	=C	+D	+E	=F : (C+D+E)	
TOTAL PREMIUMS AND RELATED FEES	DOWN PAYMENT REQUIRED FROM BORROWER	AMOUNT FINANCED Amount of credit provided to you or on your behalf.	STATE SPECIFIED TAXES OR FEES	TOTAL FINANCE CHARGES Dollar amount the credit will cost you.	TOTAL OF PAYMENTS Amount paid after making all scheduled payments.	ANNUAL PERCENTAGE RATE Cost of your credit as a yearly rate.
$968,689.44	$87,247.12	$881,442.32	$0.00	$12,124.48	$893,566.80	2.99%

3. PAYMENT SCHEDULE

NUMBER OF PAYMENTS	PAYMENT FREQUENCY	DAY OF MONTH PAYMENTS ARE DUE	AMOUNT OF EACH PAYMENT	FIRST PAYMENT DUE DATE
10	Monthly Quarterly Monthly	1st	$89,356.68	11/1/2011

4. REQUIRED DISCLOSURES

SECURITY INTEREST: Borrower hereby grants Lender a security interest in all insurance policies listed above and all unearned premium, return premium, dividend payments, and loss payments thereof.

LATE CHARGE: If a payment is not made by the 5th day past due (or such later date as required by law), then Borrower will be charged a late charge (SEE SECTION 10 "LATE CHARGE" ON THE ADDITIONAL PROVISIONS PAGE OF THIS AGREEMENT FOR STATE SPECIFIC INFORMATION).

PREPAYMENT: If Borrower pays off early, Borrower will not have to pay a penalty and may be entitled to a refund of part of the finance charge.

CONTRACT REFERENCE: See the rest of this Agreement below, and ADDITIONAL PROVISIONS page, for additional information about nonpayment, default, required prepayment in full before the scheduled date, prepayment refunds and penalties.

5. PAYMENT PROVISIONS: Borrower promises to pay to Lender at Lender's address above, or such other place as Lender may designate, the Total of Payments shown above in consecutive periodic payments in the number, amounts, and at the dates disclosed in the above "Payment Schedule" until loan is fully paid. Any payments made by Borrower after default shall be credited to the then outstanding balance due under this Agreement. INSURED agrees that all installment payments due under this Agreement must be made directly to LENDER and payment made by INSURED to any other person, firm, agency or corporation do not constitute payment unless and until received by LENDER.

PREMIUM FINANCE NOTICE TO BORROWER / INSURED: (1) DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE. (2) YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. (3) KEEP YOUR COPY OF THIS AGREEMENT TO PROTECT YOUR LEGAL RIGHTS. (4) UNDER THE LAW, YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGES.

FOR INFORMATION CONTACT THE DEPARTMENT OF FINANCIAL INSTITUTIONS STATE OF CALIFORNIA

When signed below by you, or on your behalf, you (Borrower) acknowledge receipt of a copy of this Agreement, acknowledge having full power and authority to enter into this Agreement and sign on behalf of all entities named above as Borrowers, and that you agree to the provisions printed above and on the ADDITIONAL PROVISIONS section of this Agreement and that both the front and any subsequent pages constitute the Agreement between Borrower and Lender. Borrower hereby requests Lender to pay the financed portion of its insurance policy premiums listed above, on its behalf.

21 Oct 2011 | [signature] | Sean Macdonald, CEO

DATE | SIGNATURE OF BORROWER/INSURED(S) OR DULY AUTHORIZED AGENT OF BORROWER(S) | PRINT NAME & TITLE

PRODUCER REPRESENTATION

THE UNDERSIGNED REPRESENTS AND WARRANTS: By signing or submitting this Premium Finance Agreement, the Producer makes the Producer's Representations and Warranties printed on the ADDITIONAL PROVISIONS page of this Agreement and agrees to be bound to the terms of this Agreement. Producer also agrees that there has been no assignment of any interest in the insurance policy(ies) except for the assignment to Lender and Lender may assign this Agreement, including Producer's Representations and Warranties under its normal course of business.

DATE | SIGNATURE OF PRODUCER (AGENT/BROKER) | PRINT NAME & TITLE

CA JAN 11 v2

ADDITIONAL PROVISIONS OF PREMIUM FINANCE AGREEMENT

6. RIGHT TO PREPAY: Borrower shall have the right to prepay, in whole or in part, the amounts due hereunder at any time without penalty. Upon prepayment in full Borrower shall receive a refund of the unearned finance charge computed in accordance with the Rule of 78's (except in AZ, CA, IA, ME, MA, MO, MT, NJ, OR, PA, UT, VT, and VA, where the refund of any finance charge will be computed by the actuarial method, computed daily as 1/365th). If such prepayment in full occurs before the 1st installment due date, Lender shall retain the finance charge which could be retained if the 1st installment period were 1 month and the loan were prepaid in full on the 1st installment due date (except in AZ, CA, CO, IA, ME, MA, NJ, OR, PA, SD, UT, TX, VT, and VA, where the finance charge retained will be computed based on the number of days from the Inception Date to the date the loan is paid in full). Any finance charge in excess of such amounts shall be refunded to Borrower. If a refund is less than $1.00, no refund shall be made. There is a minimum finance charge as follows: $15 in HI; $25 in CA, CO, ME; $36 in IN.

7. NON-REFUNDABLE FEES: Part of the finance charge includes a $20 nonrefundable fee except as follows: $10 in AK, AZ, CT, DC, DE, KS, LA, MO, NY, PA, WA; $12 in MT and NJ; $15 in AL, KY, MA, NC, RI, SC, TN, VA; $18 in MI; $25 in NV; $50 in OR.

8. BAD CHECK CHARGE: Borrower shall be charged a fee of $20 ($15 in CA, FL, LA, MS, NV, or SD and $10 in AZ, MA or OH, $0 in KY) if payment of Borrower is not honored when presented to the bank on which drawn. If payment is not honored, certified funds may be required for subsequent payments.

9. ATTORNEYS FEES: In the event Lender has to engage an attorney (not an employee of Lender) to collect any unpaid balance, Borrower agrees to pay any and all reasonable and necessary collection costs as allowed by state law (15% in ME, TN; 20% in AZ, FL, MS, MO, NV, NH, NY; 25% in LA, VT; only if principal balance was $1,000 or greater in ID; commercial only in IA, WV; none in KY, SD).

10. LATE CHARGE: So long as financing a commercial insurance policy Borrower shall pay a late payment charge equal to 5% (or such lesser amount as decided by Lender at its sole option) of the payment amount due for each payment not received by Lender within 5 days (or such greater number of days as may be required by applicable law) with the due date counted as Day 1.

11. CANCELLATION CHARGE: If a default by the Borrower results in cancellation of any insurance policy listed in the "Schedule of Financed Policies", the Borrower will pay Lender an amount equal to the maximum cancellation charge permitted by law.

12. EVENT OF DEFAULT: Lender upon Borrower's default in any payment, or upon any other act of default under this Agreement is authorized to accelerate and declare due and payable the entire unpaid balance of this note, less unearned finance charges. Other acts of default for which the unpaid balance may be accelerated include any check given by Borrower for the down payment or any future payment due under this Agreement which is not honored when presented to the bank on which drawn; misrepresentation by the Borrower as to the policies being finance; or, if any insurance company issuing an insurance policy referred to herein becomes insolvent, suspends business, or ceases to be qualified to do business. Provided in VA and LA, Lender may not cancel nor request cancellation of the policy(ies) or insurance for any default other than a default of payment of money due Lender or a default consisting of the transfer of policy(ies) to a third party. Interest will accrue on the unpaid balance until Lender has received payment in full. Borrower hereby waives presentment, protest and notice of dishonor. No delay or omission on Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver for any such right or power, nor will Lender's action or inaction impair any such right or power. Borrower agrees unpaid balances may be added to any new premium finance agreement. All terms of this Agreement will apply.

13. LENDER: Flatiron Capital is a division of Wells Fargo Bank, N.A.

14. PAYMENTS AFTER DEFAULT/ REINSTATEMENT: Any payments made to Lender after confirmation of cancellation of the insurance policy or policies has been mailed may be credited to Borrower's accounts without affecting the acceleration of the Agreement and without any liability or obligation on Lender's part to request reinstatement of the cancelled policy or policies. If Lender requests reinstatement, Borrower agrees that Lender has no liability to Borrower if the policy is not reinstated. Only the insurance company has the authority to reinstate a policy financed pursuant to this Agreement.

15. IRREVOCABLE LIMITED POWER OF ATTORNEY: Borrower irrevocably appoints Lender as attorney-in-fact of Borrower, with full power of substitution and authority upon default to cancel the policy(ies) listed on this Agreement, with full power to sign or otherwise execute the policy(ies) and to collect or receive unearned premiums, dividend payments, and loss payments which may become payable under said policy(ies).

16. AGENT OR BROKER: Borrower understands and agrees that Lender is not acting as an insurance carrier, agent or broker and shall have no liability as such. Borrower understands and agrees that the Producer is the Borrower's insurance agent or broker and not the agent of Lender (except in Virginia if 14 VAC 5-390-70 provides otherwise) and that the Producer as such insurance agent or broker has no power or authority to make agreements or enter into contracts for Lender.

17. EFFECTIVE DATE OF AGREEMENT: This Agreement has no force until Lender's written acceptance is mailed to Borrower.

18. NOTIFYING INSURANCE COMPANY: Borrower authorizes Lender, at Lender's option, to notify any and all insurance companies issuing insurance policies covered by this Agreement of the terms of this Agreement, and Borrower directs that such insurance companies honor all provisions of this Agreement.

19. BORROWER ASSIGNMENT: Borrower represents and warrants to Lender that the insurance policy(ies) set forth herein, or a binder for such policy(ies), has been issued to Borrower and is (or are) in full force and effect, and that there has been no assignment of any interest in the insurance policy(ies) except for the assignment to Lender provided herein. Borrower agrees that Lender may assign this Agreement without notice to Borrower and in such event this Agreement shall inure to the benefit of and be binding to such assignee.

20. AUDITABLE POLICIES: With regard to any policy set forth in the "Schedule of Financed Policies", which is an auditable or reporting form type, Borrower agrees to promptly pay to the insurance company, the managing general agent or the agent, as applicable, the difference between the actual earned premium generated for the policy and the premiums financed under this Agreement.

21. INSOLVENCY: The Borrower represents they are not insolvent or presently the subject of any insolvency proceeding, nor are any such proceeding contemplated. Or if the named Borrower is the subject of such proceeding it is noted on the premium finance agreement in the space on the 1st page of the Agreement.

22. ADDITIONAL PREMIUMS: Only those premiums shown will be advanced on behalf of the Borrower. Payment of any additional premiums is the responsibility of the Borrower. Should the Borrower desire to finance any additional premiums, written request must be provided to Lender with appropriate down payment.

23. PROHIBITION AGAINST USURY: Under no circumstances shall Borrower have to pay more interest than is allowed under applicable law for this type of loan, and if Lender inadvertently contracts for charges, or receives more interest than allowed, Lender will refund the excess to Borrower.

24. ILLEGALITY: If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

25. CHANGES IN WRITING: Lender is authorized to correct errors and omissions in the Agreement. Modifications and amendments or waivers made to this Agreement by Borrower must be made in writing to Lender and approved by Lender.

26. FINANCING OPTION: Entry into this financing arrangement is not a condition of obtaining insurance. You may opt to pay the premium for such insurance without financing such premium, or to obtain financing from some other source if you choose.

27. CHOICE OF LAW AND VENUE: This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado, and any action to enforce this Agreement shall be brought in a court of competent jurisdiction located in Denver, Colorado.

PRODUCER'S REPRESENTATIONS AND WARRANTIES

Producer hereby represents and warrants as follows: (1) This Agreement was complete as to all of its provisions and disclosures before it was signed by the Borrower or its authorized representative (if permitted by applicable law) and Borrower was delivered a completed copy at time of signature. (2) The signature of Borrower is genuine, and Borrower, or Producer under written authorization of Borrower, has full power and authority to enter into this Agreement. (3) The insurance policy(ies) listed in this Agreement are in full force and effect and the policy details are correct as stated herein and Producer is authorized by the issuing insurance companies (or their designated general agents) to produce the policy(ies) listed herein. (4) The down payment has been paid by Borrower and forwarded to the respective issuing insurance company(ies) (or general agent(s) on their behalf). (5) Producer acknowledges it is NOT an agent or representative of Lender. (6)Unless noted herein, all policies being financed are cancellable, none are subject to retrospective rating, none are or become fully earned at any time for any reason before the expiration of policy term stated in the schedule of financed policies and each premium financed represents the full anticipated premium for policy term. (7) Any lien or claim on funds of Borrower, or relating to the financed policies made by Producer shall be subordinate to Lender until Lender has been paid all amounts due to it under this Agreement. (8) Shall hold Lender harmless from, and indemnify Lender against, any loss resulting from errors, omissions or inaccuracies of Producer in preparing this agreement. (9) Shall be liable for any loss (up to the Amount Financed plus interest due and collection costs) suffered by Lender, if due to Producer's Representations and Warranties being false. (10) To the best of Producer's knowledge, no proceeding(s) in bankruptcy, receivership or insolvency have been instituted or are contemplated by or against the Insured. (11) All names, addresses, amounts and other statements of fact contained in this Agreement are true and correct. (12) Is duly licensed and authorized to act in its capacity as a broker or agent, as applicable, in connection with the transactions contemplated by this Agreement.

AON

Aon Premium Finance LLC
Quotation

Leatt Corporation

Broker Aon Risk Services - Philadelphia
Contact Tom Delark

The loan will be funded and serviced by: AFCO

Installment Plan Payment Terms	10 Equal Payments
Total Cash Price	$968,689.44
Down Payment - due at contract signing	$87,247.12
Amount Financed	$881,442.32
Total Finance Charges	$12,124.48
Total of Payments	$893,566.80
Payment Amount	$89,356.68
Total Number of Payments *Payments are made in consecutive months unless noted differently*	10 *Monthly*
APR	2.990%
First Payment Due *Payments begin 30 days after effective date of policies unless otherwise stated or requested*	11/1/2011

Benefits of Premium Finance at a Glance

Investment opportunity and smarter use of capital
An installment facility allows capital to be used more effectively as the cash that would have been utilized to pay the premiums can be re-invested back into the business.

Eases Cash Flow
Premium Finance eases cash flow as the premiums can be paid in structured monthly installments, thus easing the burden on immediate cash flow.

Alternate source of capital
Other sources of capital such as lines of credit or notes can be preserved. Existing cash assets do not have to be liquidated to pay insurance premiums

Convenience and peace of mind
There are no up front arrangement fees, rates are fixed for the period of the loan and documentation is straight forward and simple to complete.

Earnings Disclosure

Approximately 0.500% of the Amount Financed described above will be paid to Aon Premium Finance, LLC, a member of the Aon Group of Companies, for its services in connection with this premium financing proposal. The signed acceptance of the PFA shall signify consent to the compensation paid to APF.